As filed with the Securities and Exchange Commission on June 6, 2005
                         Registration No. 333-110052
 =========================================================================

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

                            Date of Report
                             June 6, 2005


                    NORTHWEST PASSAGE VENTURES, LTD.
          ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


  Nevada                         4400                        20-0177856
(State or jurisdiction  (Primary Standard Industrial      (I.R.S. Employer
 of incorporation       Classification Code Number)     Identification No.)
 or organization)

                      509-207 West Hastings Street
                      Vancouver, British Columbia
                            V6B 1H7    Canada
                             (604) 687-3113
             -----------------------------------------------
      (Address and telephone number of principal executive offices)

          		 Kenneth H. Finkelstein
			 2200-1420 Fifth Avenue
                       Seattle, Washington  98101
                              (206) 310-1344
            -------------------------------------------------
        (Name, address and telephone number of agent for service)

==================================================================

ITEM 8.01 OTHER EVENTS

The Board of Directors of Northwest Passage Ventures, Ltd. (Northwest) have approved a six (6) for one (1) forward stock split of the common stock of Northwest to be effected by a dividend of five (5) shares of Northwest common stock to the shareholders of Northwest of record on May 31, 2005, for each currently issued and outstanding share of Northwest held. The Payment Date will be June 3, 2005, and the Effective Date of the split will be June 4, 2005. This will increase the issued and outstanding share capital of Northwest from 5,043,500 shares of common stock to 30,261,000 shares of common stock.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 6, 2005


        NORTHWEST PASSAGE VENTURES, LTD.




       By: /s/ Axel G. Roehlig
       -------------------------------
       Axel G. Roehlig
       President, Chief Executive Officer,
       Chief Financial Officer,
       Principal Accounting Officer, a
       member of the Board of Directors